UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010 (November 17, 2010)

Oxford Resource Partners, LP
 (Exact name of registrant as specified in its charter)

Delaware	001-34815	77-0695453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 South High Street, Suite 3450 Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 643-0314

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On November 17, 2010, the Registrant issued a press release announcing that President and Chief Executive Officer Charles C. Ungurean will participate in a panel discussion at the RBC Capital Markets MLP Conference in Dallas, Texas on Thursday, November 18, 2010. The panel discussion will be at 4:15 p.m. Eastern Time and will include a prepared presentation by Mr. Ungurean. A copy of the prepared presentation is furnished as Exhibit 99.1 hereto and will be available in the investor relations section of the Registrant’s website at www.oxfordresources.com. A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Prepared Presentation for Panel Discussion at the RBC Capital Markets MLP Conference in Dallas, Texas on Thursday, November 18, 2010.

99.2	Press Release dated November 17, 2010 with respect to Participation in Panel Discussion at the RBC Capital Markets MLP Conference in Dallas, Texas on Thursday, November 18, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Oxford Resource Partners, LP
	By:	Oxford Resources GP, LLC, its general partner

Dated: November 17, 2010	By:	/s/ Jeffrey M. Gutman
		Name:	Jeffrey M. Gutman
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Prepared Presentation for Panel Discussion at the RBC Capital Markets MLP Conference in Dallas, Texas on Thursday, November 18, 2010.

99.2	Press Release dated November 17, 2010 with respect to Participation in Panel Discussion at the RBC Capital Markets MLP Conference in Dallas, Texas on Thursday, November 18, 2010.

5